Exhibit 99.1

ImmuCell

ImmuCell Announces Preliminary, Unaudited Sales Results for Q3 2024

For Immediate Release

PORTLAND, Maine – October 8, 2024 – ImmuCell Corporation (Nasdaq: ICCC) (“ImmuCell” or the “Company”), a growing animal health company that develops, manufactures and markets scientifically proven and practical products that improve the health and productivity of dairy and beef cattle, today announced preliminary, unaudited sales results for the third quarter of 2024, which ended September 30, 2024.

Preliminary, Unaudited Total Sales Results:

	2024	2023	$ Increase	% Increase
During the Three-Month Periods Ended September 30,	$6.0 million	$5.4 million	$615,000	11%

During the Nine-Month Periods Ended September 30,	$18.7 million	$12.4 million	$6.4 million	51%

During the Twelve-Month Periods Ended September 30,	$23.8 million	$16.3 million	$7.6 million	46%

During the three-, nine- and twelve-month periods ended September 30, 2024, annualized production output was approximately 73%, 81% and 77%, respectively, of the Company’s estimated full capacity of approximately $30 million per year.

As of September 30, 2024, the backlog of orders aggregated approximately $7.3 million. The Company believes that the current backlog reflects strong demand as distributors work to replenish their buffer stocks and as end-users place orders in advance of the first quarter calving season.

Since the first quarter of 2020, the Company has been providing a preliminary look at its unaudited top line results soon after the close of the quarter. The Company expects to continue providing this prompt, preliminary report on product sales until further notice going forward.

“We continue to work to achieve FDA approval to commercialize Re-Tain®,” commented Michael F. Brigham, President and CEO of ImmuCell. “We plan to provide an update when we have filed our Non-Administrative NADA (including our fourth submission of the CMC Technical Section, responding to the minor issues from the prior Incomplete Letter, together with All Other Information and Product Labeling). We anticipate making this submission later this year, shortly after the inspectional observations at our contract manufacturer are resolved to the satisfaction of the FDA. We have been in discussions with the FDA about an expedited review at that point.”

1 of 3

Conference Call:

The Company is planning to host a conference call on Thursday, November 14, 2024 at 9:00 AM ET to discuss the unaudited financial results for the quarter ended September 30, 2024. Interested parties can access the conference call by dialing (844) 855-9502 (toll free) or (412) 317-5499 (international) at 9:00 AM ET. A teleconference replay of the call will be available until November 21, 2024 at (877) 344-7529 (toll free) or (412) 317-0088 (international), utilizing replay access code #6807288. Investors are encouraged to review the Company’s Corporate Presentation slide deck that provides an overview of the Company’s business and is available under the “Investors” tab of the Company’s website at www.immucell.com, or by request to the Company. An updated version of the slide deck will be made available after the market closes on Wednesday, November 13, 2024.

About ImmuCell:

ImmuCell Corporation’s (Nasdaq: ICCC) purpose is to create scientifically proven and practical products that improve the health and productivity of dairy and beef cattle. ImmuCell manufactures and markets First Defense®, providing Immediate Immunity™ to newborn dairy and beef calves, and is in the late stages of developing Re-Tain®, a novel treatment for subclinical mastitis in dairy cows without FDA-required milk discard or meat withhold claims that provides an alternative to traditional antibiotics. Press releases and other information about the Company are available at: http://www.immucell.com.

Contacts:	Michael F. Brigham, President and CEO ImmuCell Corporation (207) 878-2770

Joe Diaz, Robert Blum and Joe Dorame
Lytham Partners, LLC
(602) 889-9700
iccc@lythampartners.com

2 of 3

Cautionary Note Regarding Forward-Looking Statements (Safe Harbor Statement):

This Press Release and the statements to be made in the related conference call referenced herein contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and will often include words such as “expects”, “may”, “anticipates”, “aims”, “intends”, “would”, “could”, “should”, “will”, “plans”, “believes”, “estimates”, “targets”, “projects”, “forecasts”, “seeks” and similar words and expressions. Such statements include, but are not limited to, any forward-looking statements relating to: our plans and strategies for our business; projections of future financial or operational performance; the timing and outcome of pending or anticipated applications for regulatory approvals; future demand for our products; the scope and timing of ongoing and future product development work and commercialization of our products; future costs of product development efforts; the expected efficacy of new products; estimates about the market size for our products; future market share of and revenue generated by current products and products still in development; our ability to increase production output and reduce costs of goods sold per unit; the adequacy of our own manufacturing facilities or those of third parties with which we have contractual relationships to meet demand for our products on a timely basis; the robustness of our manufacturing processes and related technical issues; estimates about our production capacity, efficiency and yield; future regulatory requirements relating to our products; the effectiveness of our investments in our business; anticipated changes in our manufacturing capabilities and efficiencies; our effectiveness in competing against competitors within both our existing and our anticipated product markets; our ability to convert the backlog of orders into sales; and any other statements that are not historical facts. These statements are intended to provide management’s current expectation of future events as of the date of this press release, are based on management’s estimates, projections, beliefs and assumptions as of the date hereof; and are not guarantees of future performance. Such statements involve known and unknown risks and uncertainties that may cause the Company’s actual results, financial or operational performance or achievements to be materially different from those expressed or implied by these forward-looking statements, including, but not limited to, those risks and uncertainties relating to: difficulties or delays in development, testing, regulatory approval, production and marketing of our products (including the First Defense® product line and Re-Tain®), competition within our anticipated product markets, customer acceptance of our new and existing products, product performance, alignment between our manufacturing resources and product demand (including the consequences of backlogs), uncertainty associated with the timing and volume of customer orders as we come out of a prolonged backlog, adverse impacts of supply chain disruptions on our operations and customer and supplier relationships, commercial and operational risks relating to our current and planned expansion of production capacity, and other risks and uncertainties detailed from time to time in filings we make with the Securities and Exchange Commission (SEC), including our Quarterly Reports on Form 10-Q, our Annual Reports on Form 10-K and our Current Reports on Form 8-K. Such statements involve risks and uncertainties and are based on our current expectations, but actual results may differ materially due to various factors. In addition, there can be no assurance that future risks, uncertainties or developments affecting us will be those that we anticipate. We undertake no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

3 of 3